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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 9, 2000


                            Prison Realty Trust, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                      0-25245                  62-1763875
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

WAIVER AND AMENDMENT UNDER CREDIT FACILITY

         Prison Realty Trust, Inc. ("Prison Realty" or the "Company") obtained a waiver of existing defaults under its $1.0 billion senior secured credit facility with a syndicate of banks led by Lehman Commercial Paper Inc. ("Lehman"), as Administrative Agent, and made amendments to the amended and restated credit agreement governing the facility (the "Amended and Restated Credit Agreement") so as to allow for continued borrowing under the facility and a comprehensive restructuring of the Company (collectively, the "Waiver and Amendment"). The Waiver and Amendment, dated as of June 9, 2000, allows the Company to borrow up to $55.0 million under the facility which will be available to the Company at various times throughout the 2000 calendar year to meet certain of its liquidity and capital needs. Under the terms of the Waiver and Amendment, the interest rates on the loans outstanding under the credit facility were increased by 50 basis points, or .50%, while the maturities of the loans were unchanged. The Waiver and Amendment requires a comprehensive restructuring of the Company, including: (i) the merger of the Company with Corrections Corporation of America, or CCA, the Company's primary tenant, for non-cash consideration on or before September 15, 2000; (ii) the Company's election to be taxed as a C corporation, rather than as a REIT, for federal income tax purposes commencing with its 2000 taxable year; and (iii) the selection of a new management team of the Company through the appointment of a new chief executive officer and chief financial officer. The text of the Waiver and Amendment, which includes additional terms and conditions, is included as Exhibit 10.1 hereto, and is incorporated herein in its entirety by this reference. The Amended and Restated Credit Agreement, dated August 4, 1999, by and among the Company, certain of its subsidiaries, the Company's lenders, and Lehman, has been previously filed by the Company as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999, as filed with the U.S. Securities and Exchange Commission (the "Commission") on August 17, 1999.

        As contemplated by the Waiver and Amendment, on June 9, 2000, the Company and CCA entered into a series of definitive agreements relating to the deferral of the majority of rents owed to Prison Realty by CCA under the terms of the leases between the companies and the deferral of payments due to CCA from Prison Realty under the terms of certain agreements between the companies. These deferrals, which have been previously disclosed by the Company, required the consent of the lenders under the credit facility as provided for by the Waiver and Amendment. The Second Master Amendment to Lease Agreements, Amendment Number One to Amended and Restated Tenant Incentive Agreement, Amendment Number One to Business Development Agreement, and Amendment Number One to Amended and Restated Services Agreement are included herewith as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein in their entirety by this reference.

        The Waiver and Amendment is effective regardless of whether or not the previously announced transactions between the Company and Pacific Life Insurance Company ("Pacific Life") are completed. The transactions, which are set forth in a Securities Purchase Agreement dated as of



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April 5, 2000, as executed on April 16, 2000, by and among the Company, CCA,
Prison Management Services, Inc., and Juvenile and Jail Facility Management Services, Inc., on the one hand, and Pacific Life, on the other hand (the "Securities Purchase Agreement"), include an equity investment in the Company by Pacific Life and the Company's common stockholders through the completion of $200.0 million rights offering, backstopped 100% by Pacific Life. The Securities Purchase Agreement has been previously filed by the Company with the Commission as Exhibit 10.1 to its Current Report on Form 8-K, as filed on April 17, 2000. It is a condition under the terms of the Securities Purchase Agreement that, among other things, the Company renew the terms of its existing credit facility on terms that are reasonably acceptable to Pacific Life. The Company expects to discuss the terms of the Waiver and Amendment with Pacific Life in order to determine whether the Waiver and Amendment is reasonably acceptable to Pacific Life and satisfies the conditions contained in the Securities Purchase Agreement. During the negotiation of the Waiver and Amendment, Pacific Life indicated that the Waiver and Amendment should include an extension of the maturities of the loans outstanding under the credit facility. The Waiver and Amendment does not include such an extension. In the event that Pacific Life determines that the terms of the Waiver and Amendment are not acceptable to it and that the condition is not satisfied, then the Company anticipates that it will proceed to complete the merger with CCA as contemplated by the Waiver and Amendment, subject to stockholder approval.

        The press release issued by Prison Realty on June 12, 2000 with respect to the Waiver and Amendment is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety by this reference.

CCA CONTRACT WITH THE FEDERAL BUREAU OF PRISONS

       CCA has contracted with the Federal Bureau of Prisons (the "FBOP") to house 3,316 federal detainees at the Company's California City, California and Cibola County, New Mexico facilities. The contracts have initial terms of three years, with seven one-year renewal options. The press release issued by Prison Realty on June 12, 2000 with respect to the contract is filed herewith as
Exhibit 99.2 and is incorporated herein in its entirety by this reference.

       This Form 8-K contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Prison Realty's actual results could differ materially from those set forth in the forward-looking statements.




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ITEM 7(c).  EXHIBITS.

The following exhibits are filed as part of this Current Report:

10.1 Waiver and Amendment, dated as of June 9, 2000, by and among Prison Realty, as Borrower, certain of Prison Realty's subsidiaries as Subsidiary Guarantors, the Lenders, and Lehman Commercial Paper Inc., as Administrative Agent.

10.2 Second Master Amendment to Lease Agreements, dated June 9, 2000, by and between Prison Realty and CCA.

10.3 Amendment Number One to Amended and Restated Tenant Incentive Agreement, dated June 9, 2000, by and between Prison Realty and CCA.

10.4 Amendment Number One to Business Development Agreement, dated June 9, 2000, by and between Prison Realty and CCA.

10.5 Amendment Number One to Amended and Restated Services Agreement, dated June 9, 2000, by and between Prison Realty and CCA.

99.1 Prison Realty Press Release, dated June 12, 2000, regarding Waiver and Amendment.

99.2   Prison Realty Press Release, dated June 12, 2000 regarding FBOP Contract.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 13, 2000                      PRISON REALTY TRUST, INC.

                                         By:  /s/ Vida H. Carroll
                                              ----------------------------------
                                         Its: Chief Financial Officer, Secretary
                                              and Treasurer
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                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibits
-------          -----------------------
10.1   Waiver and Amendment, dated as of June 9, 2000, by and among Prison
       Realty Trust, Inc. ("Prison Realty"), as Borrower, certain of Prison
       Realty's subsidiaries as Subsidiary Guarantors, the Lenders, and Lehman
       Commercial Paper Inc., as Administrative Agent (the "Waiver and
       Amendment").

10.2 Second Master Amendment to Lease Agreements, dated June 9, 2000, by and between Prison Realty and Corrections Corporation of America ("CCA").

10.3 Amendment Number One to Amended and Restated Tenant Incentive Agreement, dated June 9, 2000, by and between Prison Realty and CCA.

10.4   Amendment Number One to Business Development Agreement, dated June 9,
       2000, by and between Prison Realty and CCA.

10.5   Amendment Number One to Amended and Restated Services Agreement, dated
       June 9, 2000, by and between Prison Realty and CCA.

99.1   Prison Realty Press Release, dated June 12, 2000, regarding Waiver and
       Amendment.

99.2 Prison Realty Press Release, dated June 12, 2000, regarding CCA Contract with Federal Bureau of Prisons.




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